EXHIBIT 32


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the form 10-K of Health Discovery
Corporation formerly Direct Wireless Communications Inc. for the Year ended December 31, 2003, I, Robert S. Braswell IV, Chief Administrative Officer of Direct Wireless, hereby certify pursuant to 18 U.S.C.
ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that;

such Form 10-K for the year ended, December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in such Form 10-QSB for the year ended, fairly presents, in all material respects, the financial condition and results of operation of Health Discovery Corporation.


/s/ Robert S. Braswell IV
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Robert S. Braswell IV
Chief Administrative Officer